U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2006

Electronic Media Central Corporation
(Exact name of registrant as specified in its charter)

California	0-32345	33-0795854
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

413 Avenue G, #1
Redondo Beach, CA 90277
(310) 318-2244
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The following sets forth a press release issued on October 3, 2006.

ELECTRONIC MEDIA CENTRAL CORPORATION LAUNCHES BUSINESS DEVELOPMENT COMPANY UNDER 1940 INVESTMENT COMPANY ACT.

Redondo Beach, CA, October 3, 2006. The directors of Electronic Media Central Corporation, (OTC BB: EMEC) have approved an initial Marketing Plan to launch its initiative as a new Business Development Company (“BDC”) under the Investment Company Act of 1940. As a BDC it will operate under the name of MorrisBDC and be affiliated with the Morris Capital Fund I, LP and BDC Capital Management, LLC to provide both a source of capital and significant management support for its client portfolio companies, said George Morris, president of EMEC.

The election by EMEC to subjecting itself to the Investment Company Act of 1940 was filed with the Securities and Exchange Commission on May 12, 2006. This transformed EMEC into a closed end investment fund.

Morris stated, “Now EMEC is ready to carry out its mission statement as a BDC and help small American companies (under $100-million) source capital from and through EMEC which, as a BDC, is authorized to make investments in securities of both private and thinly-traded public U.S. companies. Further, as a BDC, it will offer significant support concerning management and operations, establishing objectives and policies, arranging financing, recruiting management personnel and evaluating merger and acquisition opportunities that the clients need to succeed.” Morris further stated that EMEC plans to receive both stock and fees from the portfolio companies that are profitable private companies ready to go public or to redirect public companies with problems to go into new areas of business activity to increase their value.

“Our proposed advisor team represents significant experience in all facets of developing, managing and supporting both planned and existing public companies that will be part of the investment portfolio of EMEC,” said Morris. “We are networking and seeking investments in companies with excellent management that are driven by special events such as going public, mergers and acquisitions and technology developments.”

Any forward-looking statements contained in this press release are qualified in their entirety by the complete discussion of risks set forth in EMEC’s most recent annual report on Form 10-KSB and quarterly report on Form 10-QSB filed with the Securities and Exchange Commission and available on the Commission’s Web site (www.sec.gov) and other sites.

“MorrisBDC Redirect” and “Morris Corporate Redirect” and their logos are trademarks of EMEC.

Contacts

Electronic Media Central Corporation	800-533-4810
George Morris	georgemorris@earthlink.net

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC MEDIA CENTRAL CORPORATION

Date: October 3, 2006	By:	/s/ George P. Morris
George P. Morris, Chief Financial Officer and Director
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